SEPTEMBER 15, 2022
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
DATED APRIL 29, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the information for Robert L. Deresiewicz is deleted in its entirety and the following information is added under the Ultrashort Bond HLS Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Ultrashort Bond HLS Fund
Marc K. Piccuirro(2)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$17	0	$0
Other Accounts	59	$16,493	0	$0
(2)
Information is as of June 30, 2022. Effective September 15, 2022, Mr. Piccuirro became a portfolio manager to the Ultrashort Bond HLS Fund.
(2)
Effective immediately, under the heading “Portfolio Managers – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the information for Robert L. Deresiewicz is deleted in its entirety and the following information is added:
PORTFOLIO MANAGER	HLS FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Marc K. Piccuirro(2)	Ultrashort Bond HLS Fund	None
(2)
Information is as of June 30, 2022. Effective September 15, 2022, Mr. Piccuirro became a portfolio manager to the Ultrashort Bond HLS Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.